EXHIBIT 99.1

                             RURAL/METRO CORPORATION
                   PROFORMA STATEMENT OF INCOME (UNAUDITED)
                    FOR THE NINE MONTHS ENDED MARCH 31, 2005
                      (in thousands, except per-share data)



                                                          Rural/Metro        Discontinued                              Pro Forma
                                                          Corporation         Operations          Adjustments (1)      Combined
                                                        ----------------    ----------------     ----------------   ----------------

Net revenue                                             $       418,906     $        (8,817)     $             -    $       410,089
                                                        ----------------    ----------------     ----------------   ----------------
Operating expenses
    Payroll and employee benefits                               221,170              (6,460)                   -            214,710
    Provision for doubtful accounts                              64,576                   -                    -             64,576
    Depreciation and amortization                                 8,512                (164)                   -              8,348
    Other operating expenses                                     89,647              (1,144)                   -             88,503
                                                        ----------------    ----------------     ----------------   ----------------

        Total operating expenses                                383,905              (7,768)                   -            376,137
                                                        ----------------    ----------------     ----------------   ----------------

Operating income                                                 35,001              (1,049)                   -             33,952
Interest expense                                                (22,039)                  -                    -            (22,039)
Interest income                                                     227                   -                    -                227
Loss on early extinguishment of debt                             (8,170)                  -                    -             (8,170)
                                                        ----------------    ----------------     ----------------   ----------------
Income from continuing operations before income taxes
   and minority interest                                          5,019             (1,049)                    -              3,970
Income tax provision                                               (397)                 -                     -               (397)
Minority interest                                                   (40)                 -                     -                (40)
                                                        ----------------    ----------------     ----------------   ----------------
Income from continuing operations                       $         4,582     $       (1,049)      $             -    $         3,533
                                                        ================    ================     ================   ================

Income per share from continuing operations:
   Basic                                                $          0.20                                             $          0.16
                                                        ================                                            ================

   Diluted                                              $          0.19                                             $          0.15
                                                        ================                                            ================

Average number of shares outstanding:
   Basic                                                         22,406                                                      22,406
                                                        ================                                            ================
   Diluted                                                       23,837                                                      23,837
                                                        ================                                            ================

(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.

                             RURAL/METRO CORPORATION
                    PROFORMA STATEMENT OF INCOME (UNAUDITED)
                    FOR THE NINE MONTHS ENDED MARCH 31, 2004
                      (in thousands, except per-share data)


                                                             Rural/Metro      Discontinued                          Pro Forma
                                                             Corporation       Operations       Adjustments (1)     Combined
                                                         -----------------  -----------------  ----------------- -----------------

Net revenue                                              $        393,811   $         (8,886)  $              -  $        384,925
                                                         -----------------  -----------------  ----------------- -----------------
Operating expenses
    Payroll and employee benefits                                 207,729             (6,313)                 -           201,416
    Provision for doubtful accounts                                64,306                  -                  -            64,306
    Depreciation and amortization                                   8,733               (186)                 -             8,547
    Other operating expenses                                       85,587             (1,098)                 -            84,489
                                                         -----------------  -----------------  ----------------- -----------------
        Total operating expenses                                  366,355             (7,597)                 -           358,758
                                                         -----------------  -----------------  ----------------- -----------------
Operating income                                                   27,456             (1,289)                 -            26,167
Interest expense                                                  (22,106)                 -                  -           (22,106)
Interest income                                                        67                  -                  -                67
                                                         -----------------  -----------------  ----------------- -----------------
Income from continuing operations before income taxes
   and minority interest                                            5,417             (1,289)                 -             4,128
Income tax provision                                                 (277)                 -                  -              (277)
Minority interest                                                    (398)                 -                  -              (398)
                                                         -----------------  -----------------  ----------------- -----------------
Income from continuing operations                        $          4,742   $         (1,289)  $              -  $          3,453
                                                         =================  =================  ================= =================

Loss per share from continuing operations:
   Basic                                                 $          (0.05)                                       $          (0.07)
                                                         =================                                       =================
   Diluted                                               $          (0.05)                                       $          (0.07)
                                                         =================                                       =================

Average number of shares outstanding:
   Basic                                                           16,557                                                  16,557
                                                         =================                                       =================
   Diluted                                                         16,557                                                  16,557
                                                         =================                                       =================

(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.

                             RURAL/METRO CORPORATION
                    PROFORMA STATEMENT OF INCOME (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2004
                      (in thousands, except per-share data)

                                                              Rural/Metro       Discontinued                           Pro Forma
                                                              Corporation       Operations        Adjustments (1)      Combined
                                                           -----------------  -----------------  ----------------   ---------------

Net revenue                                                $        526,603   $        (11,685)  $             -    $      514,918
                                                           -----------------  -----------------  ----------------   ---------------
Operating expenses
    Payroll and employee benefits                                   277,549             (8,434)                -           269,115
    Provision for doubtful accounts                                  87,268                  -                 -            87,268
    Depreciation and amortization                                    11,404               (247)                -            11,157
    Other operating expenses                                        114,855             (1,478)                -           113,377
                                                           -----------------  -----------------  ----------------   ---------------
        Total operating expenses                                    491,076            (10,159)                -           480,917
                                                           -----------------  -----------------  ----------------   ---------------
Operating income                                                     35,527             (1,526)                -            34,001
Interest expense                                                    (29,243)                 -                 -           (29,243)
Interest income                                                          97                  -                 -                97
                                                           -----------------  -----------------  ----------------   ---------------
Income from continuing operations before income taxes
   and minority interest                                              6,381             (1,526)                -             4,855
Income tax provision                                                   (300)                 -                 -              (300)
Minority interest                                                       475                  -                 -               475
                                                           -----------------  -----------------  ----------------   ---------------
Income from continuing operations                          $          6,556   $         (1,526)  $             -    $        5,030
                                                           =================  =================  ================   ===============

Income per share from continuing operations:
   Basic                                                   $           0.54                                         $         0.46
                                                           =================                                        ===============
   Diluted                                                 $           0.30                                         $         0.23
                                                           =================                                        ===============

Average number of shares outstanding:
   Basic                                                             16,645                                                 16,645
                                                           =================                                        ===============
   Diluted                                                           21,817                                                 21,817
                                                           =================                                       ===============

(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.

                             RURAL/METRO CORPORATION
                  PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2003
                      (in thousands, except per-share data)

                                                        Rural/Metro       Discontinued                        Pro Forma
                                                        Corporation       Operations      Adjustments (1)     Combined
                                                      -----------------  --------------- ----------------  ---------------

Net revenue                                           $        484,639   $      (12,523) $             -   $      472,116
                                                      -----------------  --------------- ----------------  ---------------
Operating expenses
    Payroll and employee benefits                              266,713           (8,848)               -          257,865
    Provision for doubtful accounts                             77,184                -                -           77,184
    Depreciation and amortization                               12,587             (768)               -           11,819
    Other operating expenses                                   107,574           (1,992)               -          105,582
    Restructing and other                                       (1,421)               -                -           (1,421)
                                                      -----------------  --------------- ----------------  ---------------
        Total operating expenses                               462,637          (11,608)               -          451,029
                                                      -----------------  --------------- ----------------  ---------------
Operating income                                                22,002             (915)               -           21,087
Interest expense                                               (28,012)               -                -          (28,012)
Interest income                                                    197                -                -              197
                                                      -----------------  --------------- ----------------  ---------------
Loss from continuing operations before income taxes
   and minority interest                                        (5,813)            (915)               -           (6,728)
Income tax provision                                              (118)               -                -             (118)
Minority interest                                               (1,507)               -                -           (1,507)
                                                      -----------------  --------------- ----------------  ---------------
Loss from continuing operations                       $         (7,438)  $         (915) $             -   $       (8,353)
                                                      =================  =============== ================  ===============

Loss per share from continuing operations:
   Basic                                              $          (0.69)                                    $        (0.74)
                                                      =================                                    ===============
   Diluted                                            $          (0.69)                                    $        (0.74)
                                                      =================                                    ===============

Average number of shares outstanding:
   Basic                                                        16,116                                             16,116
                                                      =================                                    ===============
   Diluted                                                      16,116                                             16,116
                                                      =================                                    ===============


(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.

                             RURAL/METRO CORPORATION
                  PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2002
                      (in thousands, except per-share data)

                                                        Rural/Metro       Discontinued                          Pro Forma
                                                        Corporation        Operations      Adjustments (1)      Combined
                                                     -----------------  ----------------- -----------------  ---------------

Net revenue                                          $        453,151   $        (11,619) $               -  $      441,532
                                                     -----------------  ----------------- -----------------  ---------------
Operating expenses
    Payroll and employee benefits                             250,724             (8,154)                -          242,570
    Provision for doubtful accounts                            70,689                  -                 -           70,689
    Depreciation and amortization                              14,443               (884)                -           13,559
    Other operating expenses                                   96,581             (1,949)                -           94,632
    Restructing and other                                        (626)                 -                 -             (626)
                                                     -----------------  ----------------- -----------------  ---------------
        Total operating expenses                              431,811            (10,987)                -          420,824
                                                     -----------------  ----------------- -----------------  ---------------
Operating income                                               21,340               (632)                -           20,708
Interest expense                                              (25,462)                 -                 -          (25,462)
Interest income                                                   644                  -                 -              644
                                                     -----------------  ----------------- -----------------  ---------------
Loss from continuing operations before income taxes
   and minority interest                                       (3,478)              (632)                -           (4,110)
Income tax benefit                                              2,531                  -                 -            2,531
Minority interest                                                (750)                 -                 -             (750)
                                                     -----------------  ----------------- -----------------  ---------------
Loss from continuing operations                      $         (1,697)  $           (632) $              -   $       (2,329)
                                                     =================  ================= =================  ===============

Loss per share from continuing operations:
   Basic                                             $          (0.11)                                       $        (0.15)
                                                     =================                                       ===============
   Diluted                                           $          (0.11)                                       $        (0.15)
                                                     =================                                       ===============

Average number of shares outstanding:
   Basic                                                       15,190                                                15,190
                                                     =================                                       ===============
   Diluted                                                     15,190                                                15,190
                                                     =================                                       ===============

(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.